Commitments and Contingencies (Details) $ in Thousands	Dec. 31, 2019 USD ($)
Future minimum lease payments:
2020	$ 154
2021	154
2022	116
Total Future payments	424
Less imputed interest	(107)
Net present value of future minimum lease payments	317
Current year
Short-term lease liabilities	138
Long-term lease liabilities	179
Net present value of future minimum lease payments	$ 317
Incremental Borrowing Rate	24.26%